Altaba Inc.
Consolidated Schedule of Investments
As of September 30, 2023
($ in thousands)
Description:				Shares	Fair Value $

Unaffiliated Investments:
Common Shares — 0.0%
Internet Software & Services - 0.0%
SeatGeek, Inc. (1)(2)				47	305
Total Common Shares (Cost — $9)				47	305

		Rate % (3)	Final Maturity (4)	Shares	Fair Value $
Money Market Funds — 0.1%
BlackRock Liquidity Funds T-Fund - Institutional Class(6)		5.24		119	119
Federated Hermes Government Obligations Fund - Premier Class		5.25		1,059	1,059
Total Money Market Investments (Cost — $1,178)				1,178	1,178

Fixed Income Securities	Rate Type	Rate % (5)	Final Maturity	Principal $	Fair Value $
Short Term
U.S. Government Debt (6) — 52.6%
United States Treasury	Zero Coupon	5.38	1/11/2024	273,000	268,925
United States Treasury	Zero Coupon	5.14	11/21/2023	140,000	138,967
United States Treasury	Zero Coupon	5.19	11/28/2023	124,000	122,955
United States Treasury	Zero Coupon	5.26	12/19/2023	222,000	219,443
Total U.S. Government Debt (Cost — $750,179)				759,000	750,290

Total Short Term Fixed Income Securities (Cost — $750,179) — 52.6%				759,000	750,290

Total Unaffiliated Investments (Cost — $751,367)					751,773

Total Investments — 52.7%					751,773

Other Liabilities/Other Assets — 47.3%					675,733
Net Assets Applicable to Common Shares — 100.0%					$1,427,506

(1) Non-income producing securities.
(2) Fair-value investment. Represents fair value measured in good faith under procedures approved by the Board of Directors.
(3) Presented rate represents the Money Market Fund's average 7-day % yield as of September 30, 2023.
(4) Money Market Funds do not have a set maturity date.
(5) For zero coupon bonds, the rate presented is Yield as of September 30, 2023.
(6) A portion of this security has been deposited into a separate Altaba U.S. Bank account in connection with the Fund's agreement with the IRS.
At September 30, 2023, the tax basis cost of the Fund's investments was $751,367 and the unrealized appreciation was $406.

See Notes to Consolidated Financial Statements.

Hierarchy of Fair Value Inputs

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1—Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2—Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing management’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The fair values of the Fund’s Level 1 financial assets and liabilities are based on quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access. The fair values of the Fund’s Level 2 financial assets and liabilities are obtained using quoted prices for similar assets or liabilities in active markets; quoted prices for identical or similar assets in markets that are not active; and inputs other than quoted prices (e.g., interest rates and yield curves). The Fund utilizes a pricing service to assist in obtaining fair value pricing for the Marketable Debt Securities Portfolio.

The following table reflects the valuation level used in the consolidated schedule of investments as of September 30, 2023 for the Fund’s assets (in thousands):

	Level 1	Level 2	Level 3	Total
Unaffiliated investments:
Common shares	$-	$-	$305	$305
Money market funds	1,178	-	-	1,178
Fixed income securities:
U.S. government debt	-	750,290	-	750,290
Total financial assets at fair value	$1,178	$750,290	$305	$751,773

The following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value (in thousands):

	Assets

	Total Investments	Unaffiliated Investments
Balance as of January 1, 2023	$254	$254
Purchases	-	-
Sales	-	-
Change in unrealized appreciation (depreciation)	51	51
Realized gain (loss)	-	-
Transfers out of Level 3	-	-
Balance as of September 30, 2023	$305	$305

The change in unrealized appreciation (depreciation) attributable to assets owned on September 30, 2023, which were valued using significant unobservable inputs (Level 3) amounted to $51 thousand.

Type of investment	Fair Value at September 30, 2023 (in thousands)	Valuation Technique	Unobservable Inputs
Unaffiliated investments - common shares	$305	Market Approach	Price per share	$6.42